STATE OF GEORGIA
COUNTY OF FULTON

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Donald L. Lucas, a Director of TRANSCEND SERVICES, INC., a Delaware corporation, do constitute and appoint Larry G. Gerdes and David W. Murphy my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for TRANSCEND SERVICES, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of April, 1996.

                                                   /s/ Donald L. Lucas
                                          _____________________________________
                                                         [name]

                                ACKNOWLEDGMENT

  BEFORE me this 30th day of April, 1996, came Donald L. Lucas, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                    /s/ Jennifer Kirk
                                          _____________________________________
                                                      NOTARY PUBLIC

State of Georgia
My Commission Expires:
12-29-99

STATE OF GEORGIA
COUNTY OF FULTON

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, George B. Caldwell, a Director of TRANSCEND SERVICES, INC., a Delaware corporation, do constitute and appoint Larry G. Gerdes and David W. Murphy my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for TRANSCEND SERVICES, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of April, 1996.

                                                 /s/ George B. Caldwell
                                          _____________________________________
                                                         [name]

                                ACKNOWLEDGMENT

  BEFORE me this 30th day of April, 1996, came George B. Caldwell, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                    /s/ Jennifer Kirk
                                          _____________________________________
                                                      NOTARY PUBLIC

State of Georgia
My Commission Expires:
12-29-99

STATE OF GEORGIA
COUNTY OF FULTON

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Walter S. Huff, Jr., a Director of TRANSCEND SERVICES, INC., a Delaware corporation, do constitute and appoint Larry G. Gerdes and David W. Murphy my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for TRANSCEND SERVICES, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of April, 1996.

                                                 /s/ Walter S. Huff, Jr.
                                          _____________________________________
                                                         [name]

                                ACKNOWLEDGMENT

  BEFORE me this 30th day of April, 1996, came Walter S. Huff, Jr., personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                    /s/ Jennifer Kirk
                                          _____________________________________
                                                      NOTARY PUBLIC

State of Georgia
My Commission Expires:
12-29-99

STATE OF GEORGIA
COUNTY OF FULTON

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS, that I, Charles E. Thoele, a Director of TRANSCEND SERVICES, INC., a Delaware corporation, do constitute and appoint Larry G. Gerdes and David W. Murphy my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Act of 1933, a Registration Statement on Form S-3 for TRANSCEND SERVICES, INC., and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Registration Statement, incorporating such changes as said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal this 30th day of April, 1996.

                                                  /s/ Charles E. Thoele
                                          _____________________________________
                                                         [name]

                                ACKNOWLEDGMENT

  BEFORE me this 30th day of April, 1996, came Charles E. Thoele, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.

                                                    /s/ Jennifer Kirk
                                          _____________________________________
                                                      NOTARY PUBLIC

State of Georgia
My Commission Expires:
12-29-99